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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 8, 2002

                     INTERNATIONAL SPECIALTY PRODUCTS INC.
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                   000-29764               51-0376469
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification Number)

                        300 Delaware Avenue, Suite 303
                          Wilmington, Delaware 19801
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (302) 427-5715

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ITEM 5.  OTHER EVENTS.

         On November 8, 2002, International Specialty Products Inc. ("ISP") and International Specialty Products Holdings Inc. ("ISPH"), a corporation formed by ISP's chairman and majority stockholder, Samuel J. Heyman, entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which ISPH would merge with and into ISP (the "Merger"), with ISP as the surviving corporation, on the terms and subject to the conditions set forth therein.

         Upon effectiveness of the Merger, each outstanding share of common stock of ISP (other than dissenting shares and shares "beneficially owned" (as defined in the Merger Agreement) by Mr. Heyman) will be converted into the right to receive $10.30 in cash, without interest. All of the shares of ISPH would be converted into the right to receive shares of common stock of the surviving corporation in the Merger.

         In connection with the Merger Agreement, Mr. Heyman and ISP entered into a Stockholder Voting Agreement, pursuant to which Mr. Heyman agreed, subject to the terms, conditions and exceptions in that agreement, to cause the shares of common stock of ISP then beneficially owned by him to be voted in favor of adoption of the Merger Agreement and to refrain from transferring shares of ISP common stock pending the Merger, except to the extent permitted by the Stockholder Voting Agreement.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the Stockholder Voting Agreement is attached hereto as Exhibit 2.2. A copy of the November 8, 2002 press release of ISP, which describes the Merger Agreement and certain conditions to which it is subject, is attached hereto as Exhibit 99.1. The Merger Agreement, the Stockholder Voting Agreement and the press release are incorporated herein by reference and the above description of those documents and the transactions contemplated thereby are qualified in their entirety by reference to those exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

         The following is furnished as an exhibit to this report:

         2.1 Agreement and Plan of Merger, dated November 8, 2002, between International Specialty Products Inc. and International Specialty Products Holdings Inc.

         2.2 Stockholder Voting Agreement, dated November 8, 2002, between Samuel J. Heyman and ISP.

         99.1 Press Release, dated November 8, 2002, issued by International Specialty Products Inc.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERNATIONAL SPECIALTY PRODUCTS INC.



Date:  November 12, 2002           By /s/ NEAL MURPHY
                                      ------------------------------
                                      Name:  Neal Murphy
                                      Title: Senior Vice President
                                             and Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION

2.1 Agreement and Plan of Merger, dated November 8, 2002, between International Specialty Products Inc. and
             International Specialty Products Holdings Inc.

2.2 Stockholder Voting Agreement, dated November 8, 2002, between Samuel J. Heyman and ISP.

99.1         Press Release, dated November 8, 2002, issued by
             International Specialty Products Inc.